INTANGIBLE ASSETS, NET - Amortization amount of intangible asset (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
INTANGIBLE ASSETS, NET
2025	$ 3,723
2026	3,723
2027	3,723
2028	3,723
Thereafter	5,821
Intangible assets, net	$ 20,713	$ 24,438